EXHIBIT 10.8
THIRD PARTY INSURANCE SERVICES AGREEMENT

THIS AGREEMENT for services, made and entered into on September 1 , 2015 between US ALLIANCE LIFE AND SECURITY COMPANY, a Kansas corporation (hereinafter called "Servicer"), and DAKOTA CAPITAL LIFE INSURANCE COMPANY, a North Dakota corporation, and its subsidiaries and affiliates (hereinafter collectively referred to as "Servicee").

WITNESSETH:

WHEREAS, Servicee is engaged in the life, health and accident insurance business, and commencing on the effective date of this agreement, Servicee desires to contract with Servicer to provide Servicee with certain insurance administrative functions, data processing systems, daily operational services, management consulting, and marketing development, upon the terms and conditions herein set forth; and

WHEREAS, Servicer has access to computer facilities, life and A&H insurance software systems for editing and processing data, providing agency, transactional accounting, and management reports; and

WHEREAS, the Board of Directors of Servicee Desires product offerings and enhanced service capabilities for its policy owners and agents by contracting with Servicer to provide said services to Servicee as herein set forth, subject to termination as hereinafter provided.

NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS:

In consideration of the premises and of the mutual and independent covenants and agreements herein contained or attached, the parties hereto mutually agree as follows:

1.     STANDARD SERVICES. During the term of this agreement and subject to inspection by the management of Servicee as hereafter provided, Servicer agrees to consult with Servicee regarding its overall operations, development, sales presentations, and agrees to perform and is hereby granted the authority to perform the following standard services respecting all insurance business of Servicee excluding the "Accumulator product", such as: rate and form filings for approval with the appropriate state regulatory authorities, new application underwriting, policy owner service, policy accounting, commission accounting, transactional reports to support general accounting and routine data processing ("Standard Services"). The fee for standard services is attached in Schedule A.

Servicer shall be responsible for processing the following expenses of Servicee for business covered under this agreement, all of which shall be paid out of Servicee accounts:

(a) Agents', general agents' or agency managers' commissions and persistency or production bonuses; and

(b) Any claims, death benefits, dividends or other amounts of any nature due or to become due on policies issued or assumed by Servicee; and

Third Party Insurance Services Agreement
US Alliance Life and Security Company and Dakota Capital Life Insurance Company

(c)          Reinsurance premiums due on business covered under this agreement;

2.            EXPENSES FOR OTHER SERVICES. The costs associated with services not included as standard services are detailed in Schedule B.

3.            LIMITATION OF LIABILITY.  Servicer shall be solely responsible for errors, omissions and delays which result from gross negligence of Servicer in the performance of its duties hereunder and the liability therefor shall be limited to the respective charges for that part of the services wherein such error occurred. Servicer shall not be responsible for any error or omission when made in good faith, unless through gross negligence of Servicer. Servicer shall not be responsible for errors, omissions or delays resulting from any cause or condition beyond Servicer's reasonable control, including, but not limited to faulty computer hardware or software, war, strikes, shortages and acts of God. Servicer shall not be responsible for any investment loss or decline in value of any assets of Servicee, nor for any decrease in premium income or insurance business of Servicee.

4.            PAYMENT FOR SERVICES. In consideration for the Standard Services to be performed by Servicer hereunder, the Servicee agrees to pay to Servicer a monthly fee as determined in Schedule A. However, the monthly consideration due to Servicer for the Standard Services shall never be less than $2,500. Servicer will promptly notify Servicee when services requested are not considered Standard Services ("Other Services"). At such time, Schedule B attached hereto shall apply to all Other Services provided by Servicer to Servicee. Commencing with the effective month hereof, said payment for Standard and Other Services shall be due on the last working day of each month and payable on or before the tenth of the following month.

5.            RELATIONSHIP. The parties hereto agree that this agreement does not create an agency relationship and shall not be deemed or considered a joint venture or partnership. The relationship of Servicer to Servicee shall be that of independent contractor. Servicer shall be free to select the methods, times and places of performance of its duties hereunder, consistent with the reasonable business, management and regulatory requirements made of or by Servicee and Servicer shall be responsible for the payment of its own expenses. Each party hereto shall be and remain under the control, direction and authority of its Board of Directors, and this agreement shall not be deemed or considered (or in fact) a limitation of the authority of Servicee or any officers of Servicee. Officers of Servicee designated by it shall each month inspect the work performed by Servicer hereunder and shall give Servicer written notice of any complaint that it may have on the performance by Servicer of its duties hereunder and Servicer shall reasonably endeavor to rectify any such valid complaint. Servicer shall have no right to determine the insurance policies to be sold by Servicee, the amounts of any dividends to be paid thereon, the territories within which it shall transact business, the agents or general agents through whom Servicee shall market its policies, the investment to be made by Servicee and the amounts to be paid by Servicee to agents and general agents. All such matters and all other matters regarding the business policies and affairs of Servicee shall be determined by the Board of Directors of Servicee and all premiums and accounts receivable payable to Servicee shall be promptly deposited to its accounts.

Third Party Insurance Services Agreement
US Alliance Life and Security Company and Dakota Capital Life Insurance Company

6.            RESTRICTIONS ON HIRING. While this agreement remains in force the parties hereto specifically agree that neither party, without the consent of the other, shall hire an employee of the other during the term of this agreement and for a period of one year following any termination of this agreement.

7.            LOCATION OF SERVICES. Servicer shall have the right to perform such services at the office of Servicee or at the offices of Servicer and shall have access at all times to, or the right to hold, all files, books, and records of Servicee related to its policies, other than the Accumulator, during the term of this agreement. Such books and records shall be subject to inspection by Servicee, its agents or regulators during reasonable business hours. Servicer shall keep adequate and accurate records of all services performed hereunder and shall at all times maintain confidentiality of the books and records of Servicee.

8.            INDEMNITY: Servicee represents to Servicer that it has no existing agreements with any other party which would violate or conflict with the services contracted to Servicer in this Agreement. Servicee shall hold harmless and indemnify Servicer from any and all claims and causes of action of any kind or nature arising out of a violation, interference or breach of any such existing agreement, which would be based on any claimed violation, interference or breach of an existing agreement for the same service, to include damages, attorneys' fees and expenses incurred by Servicer resulting from the same.

9.            NOTICES. Any notice, request, instruction or other communication at any time hereunder required or permitted to be given or furnished by either party hereto to the other shall be deemed sufficiently given or furnished if in writing and actually delivered to the party to be notified or deposited in the United States mail, first class, registered or certified, return receipt requested, postage prepaid, and addressed to the party to be notified at its address set forth below:

If to Servicer:     US Alliance Life and Security Company
Attention: President
Post Office Box 4026
Topeka, Kansas 66604-4026

If to Servicee: Northern Plains Capital Corporation
Attention: President
1300 Skyline Blvd., Ste. 104
Bismarck, North Dakota 58503

10.            ASSIGNMENT. This agreement may not be assigned by either party hereto, except upon the prior written consent of the other party and respective regulatory approval of each assignment. The terms and provisions of this agreement shall be binding upon and inure to the benefit of each of the parties hereto, their successors and any assignee of any assignment which has been consented to in writing.

11.            ARBITRATION. The parties explicitly agree that all differences, whether matters of fact, law or mixed fact and law, which arise out of the interpretation or execution of this Agreement, will be decided

Third Party Insurance Services Agreement
US Alliance Life and Security Company and Dakota Capital Life Insurance Company

by arbitration except for those matters which are left to the sole discretion of the Servicer or the Servicee under the terms of this Agreement. The parties explicitly agree that arbitration shall be the sole and exclusive remedy for all such differences, and that the arbitrators will determine the interpretation of this Agreement in accordance with the usual business practices rather than strict technicalities. Three neutral arbitrators will decide any differences. They must be active or retired officers of life insurance companies other than the two parties to this Agreement or any of their subsidiaries. In addition, the officers may not be former employees of the parties to this Agreement or any of their subsidiaries. Each party to this agreement shall appoint, and pay for, one arbitrator, and the two arbitrators will select a third, whose cost will be split equally between the parties. If the two are not able to agree on a third, each party shall submit a list of three names from which the other party shall strike two. The third arbitrator shall be drawn by lot from the remaining two names. The three arbitrators so selected shall constitute the Court of Arbitrators.

The arbitration proceedings will be conducted in accordance with the rules and procedures of the AIDA Reinsurance and Insurance Arbitration Society (www.arias-us.org) which are in effect at the time the arbitration begins and will take place in Topeka, Kansas.

This Agreement shall be deemed binding upon the arbitrators for matters expressly agreed to herein. The arbitrators' decision shall be by majority vote, and no appeal shall be taken from it. The judgment rendered by the arbitrators may be entered in any court having proper jurisdiction. Expenses and fees for the arbitrators shall be shared by the Servicer and the Servicee in equal portions.

The procedures specified in this Article shall be the sole and exclusive procedures for the resolution of disputes between the parties arising out of or relating to this Agreement; provided, however, that a party may seek a preliminary injunction or other preliminary judicial relief if in its judgment such action is necessary to avoid irreparable damage. Despite such action the parties will continue to participate in good faith in the procedures specified in this Article. All applicable statutes of limitation shall be tolled while the procedures specified in this Article are pending. The parties will take such action, if any, required to effectuate such tolling.

Notwithstanding any other provision of this Article, in the event that either party seeks, consents to, or acquiesces in the appointment of, or otherwise becomes subject to, any trustee, receiver, liquidator, or conservator (including any state insurance regulatory agency acting in such a capacity), the other party shall not be obligated to resolve any claim, dispute, or cause of action under this Agreement by arbitration and may elect to bring any action with respect to such claim, dispute or cause of action in any court of competent jurisdiction.

The provisions of this Article shall survive termination of this Agreement.

12.            AUTHORITY LIMITED. Servicer shall have no authority to perform any act or service for Servicee except as expressly set forth herein, and Servicer shall have no authority to enter into any agreement or written contract for or on behalf of Servicee.

13.            TERM. This agreement shall become effective on the date indicated below and shall

Third Party Insurance Services Agreement
US Alliance Life and Security Company and Dakota Capital Life Insurance Company

continue in full force and effect for a period of sixty (60) months and thereafter on a month to month basis until terminated by either party upon ninety (90) days' advance written notice; provided that if either party shall breach any of its agreements hereunder and other shall give written notice thereof and such breach shall continue uncured for sixty (60) days after delivery of such notice, then the other party shall have the right to immediately terminate this agreement after giving written notice of its intention to do so.

14.            GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Kansas. Any action or proceeding based upon this Agreement or arising out of its performance shall be initiated in a federal or state court of competent jurisdiction in Topeka, Kansas and in no other jurisdiction.

15.            EXCLUSIVE PRODUCT SERVICING. The parties agree that the products listed in Schedule A and sold by the Servicee shall be exclusively administered by the Servicer. Furthermore, Servicee agrees that if they terminate this Agreement, policies in-force at the time of termination will continue to be administered by the Servicer with fees charged as listed in Schedule A until such time as the Servicer agrees to allow the transfer of the servicing.

16.            ENTIRE AGREEMENT. This instrument superseded all prior service agreements and constitutes the entire agreement between the parties hereto and no other promise or representation has been made except asexpressly set forth herein.

IN WITNESS WHEREOF, the parties hereto have executed this agreement in duplicate originals.

US ALLIANCE LIFE AND SECURITY COMPANY	NORTHERN PLAINS CAPITAL CORPORATION
By: /s/ Jack H. Brier President	BY: /s/ President
Date: September 4, 2016	Date: September 2, 2016

Third Party Insurance Services Agreement
US Alliance Life and Security Company and Dakota Capital Life Insurance Company

SCHEDULE A

FEE FOR STANDARD SERVICES

Group Life

		Percentage of
Minimum Lives	Maximum Lives	Premium Fee
3	15	17.00%
16	30	15.75%
31	40	14.50%
41	50	13.25%
51	60	12.00%
61	90	10.90%
91	120	9.80%
121	150	8.70%
151	300	6.75%
301	600	5.00%
600	1,500	3.48%
1,501	3,000	1.99%
3001 +		2.00%
	Group Disability
		Percentage of
Minimum Lives	Maximum Lives	Premium Fee
2	9	12.00%
10	25	10.00%
26	100	8.00%
101	199	5.00%
200 +		3.00%

Third Party Insurance Services Agreement
US Alliance Life and Security Company and Dakota Capital Life Insurance Company

SCHEDULE A - CONTINUED FEE

FOR STANDARD SERVICES

Sound Solutions Term
1st Year - Band 1	25% of Premium
1st Year - Band 2	18.75% of Premium
1st Year - Band 3	12.5% of Premium
Maintenance	$60/policy/year

Servicee will pay for actual underwriting expenses

Band 1 = $100,000 - $249,000 Face Amounts
Band 2 = $250,000 - $499,000 Face Amounts
Band 3 = $500,000 + Face Amounts

10 Pay Whole Life
1st Year	15% of Premium + $30
Maintenance	$38/policy/year

Servicee will pay for actual underwriting expenses.

20 Pay Whole Life
1st Year	20% of Premium + $30
Maintenance	$38/policy/year

Servicee will pay for actual underwriting expenses.

Juvenile
1st Year	20% of Premium
Maintenance	$1/policy/year

Third Party Insurance Services Agreement
US Alliance Life and Security Company and Dakota Capital Life Insurance Company

SCHEDULE A - CONTINUED FEE

FOR STANDARD SERVICES

Pre-need
1st Year	$75/policy
Maintenance	$25/policy/year

Annuity
1st Year	1% of Premium + $70
Maintenance	$35/policy/year

Third Party Insurance Services Agreement
US Alliance Life and Security Company and Dakota Capital Life Insurance Company

SCHEDULE B

FEE FOR OTHER SERVICES

Sales & Marketing Services - $750 per day or $100 per hour billed in half hour increments

Direct System Charges - $0.25 per month per individual policy and $0.20 per month per group member

Graphic Design Services - $75 per hour

Underwriting Expenses - Actual cost as charged by ExamOne to gather underwriting requirements

Other Direct Costs Paid On Behalf of Servicee - Actual cost. Examples would include bank service fees, external actuarial fees, and custom printed materials.

Amendment #1

US Alliance Life and Security Company and Dakota Capital Life Insurance Company entered into a Third Party Insurance Services Agreement effective September 1, 2015. The agreement is amended as described below.

Sections 1, 4, and 7 from the Third Party Insurance Services Agreement are replaced in their entirety by the sections below:

1.
STANDARD SERVICES. During the term of this agreement and subject to inspection by the management of Servicee as hereafter provided, Servicer agrees to consult with Servicee regarding its overall operations, development, sales presentations, and agrees to perform and is hereby granted the authority to perform the following standard services respecting all insurance business of Servicee such as: rate and form filings for approval with the appropriate state regulatory authorities, new application underwriting, policy owner service, policy accounting, commission accounting, transactional reports to support general accounting and routine data processing ("Standard Services"). Additionally, the Servicer shall provide all the necessary data to the Servicee's statutory accountant to facilitate timely statutory statement filings, will prepare GAAP financial statements for Dakota Capital Life Insurance Company, and using data provided by the Servicee, will prepare consolidated GAAP financial statements for Northern Plains Capital Corporation. The fee for standard services is attached in Schedule A.

Servicer shall be responsible for processing the following expenses of Servicee for business covered under this agreement, all of which shall be paid out of Servicee accounts:

(a) Agents', general agents' or agency managers' commissions and persistency or production bonuses; and
(b) Any claims, death benefits, dividends or other amounts of any nature due or to become due on policies issued or assumed by Servicee; and
(c) Reinsurance premiums due on business covered under this agreement.

4.           PAYMENT FOR SERVICES. In consideration for the Standard Services to be performed by Servicer hereunder, the Servicee agrees to pay to Servicer a monthly fee as determined in Schedule A. However, the monthly consideration due to Servicer for the Standard Services shall never be less than $6,500. Servicer will promptly notify Servicee when services requested are not considered Standard Services ("Other Services"). At such time, Schedule B attached hereto shall apply to all Other Services provided by Servicer to Servicee. Commencing with the effective month hereof, said payment for Standard and Other Services shall be due on the last working day of each month and payable on or before the tenth of the following month.

7.   LOCATION OF SERVICES. Servicer shall have the right to perform such services at the office of Servicee or at the offices of Servicer and shall have access at all times to, or the right to hold, all files, books, and records of Servicee related to its policies during the term of this agreement. Such books and records shall be subject to inspection by Servicee, its agents or regulators during reasonable business hours. Servicer shall keep adequate and accurate records of all services performed hereunder and shall at all times maintain confidentiality of the books and records of Servicee.

Schedule A is replaced with the attached Schedule A.

Schedule B is replaced with the attached Schedule B.

SCHEDULE A

FEE FOR STANDARD SERVICES

Group Life

		Percentage of
Minimum Lives	Maximum Lives	Premium Fee
3	15	17.00%
16	30	15.75%
31	40	14.50%
41	50	13.25%
51	60	12.00%
61	90	10.90%
91	120	9.80%
121	150	8.70%
151	300	6.75%
301	600	5.00%
600	1,500	3.48%
1,501	3,000	1.99%
3001 +		2.00%

Group Disability

		Percentage of
Minimum Lives	Maximum Lives	Premium Fee
2	9	6.00%
10	25	5.00%
26	100	4.00%
101	199	2.50%
200+		1.50%

SCHEDULE A - CONTINUED FEE

FOR STANDARD SERVICES

Sound Solutions Term
1st Year - Band 1	25% of Premium
1st Year - Band 2	18.75% of Premium
1st Year - Band 3	12.5% of Premium
Maintenance	$60/policy/year

Servicee will pay for actual underwriting expenses

Band 1 = $100,000 - $249,000 Face Amounts
Band 2 = $250,000 - $499,000 Face Amounts
Band 3 = $500,000 + Face Amounts

10 Pay Whole Life
1st Year	15% of Premium + $30
Maintenance	$38/policy/year

Servicee will pay for actual underwriting expenses.

20 Pay Whole Life
1st Year	20% of Premium + $30
Maintenance	$38/policy/year

Servicee will pay for actual underwriting expenses.

Juvenile
1st Year	20% of Premium
Maintenance	$1/policy/year

SCHEDULE A - CONTINUED FEE

FOR STANDARD SERVICES

Pre-need
1st Year	$75/policy
Maintenance	$25/policy/year

Annuity
1st Year	1% of Premium + $70
Maintenance	$35/policy/year

Accumulator
1st Year	15% of Premium + $150
Maintenance	$45/policy/year

Servicee will pay for actual underwriting expenses.

SCHEDULE B

FEE FOR OTHER SERVICES

Sales & Marketing Services - $750 per day or $100 per hour billed in half hour increments

Direct System Charges - $0.25 per month per individual policy and $0.20 per month per group member

Graphic Design Services - $75 per hour

Underwriting Expenses - Actual cost as charged by ExamOne to gather underwriting requirements

Other Direct Costs Paid On Behalf of Servicee - Actual cost. Examples would include bank service fees, external actuarial fees, and custom printed materials

Accumulator Conversion Fee — A one-time fee of $7,500 will be charged to convert the Accumulator policies to the Servicer administrative system.

IN WITNESS WHEREOF, the parties hereto have executed this agreement in duplicate originals.

US ALLIANCE LIFE AND SECURITY COMPANY	NORTHERN PLAINS CAPITAL CORPORATION
By: /s/ Jack H. Brier President	By: /s/ President
Date: December 15, 2015	Date: December 8, 2015